UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): February 1, 2016 (February 1, 2016)

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2150 St. Elzéar Blvd. West,
Laval, Quebec
Canada H7L 4A8
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Schiller Employment Letter

On February 1, 2016, Valeant Pharmaceuticals International, Inc. (the “Company”) entered into an employment letter (the “Employment Letter”) with Howard B. Schiller relating to his appointment as Interim Chief Executive Officer of the Company, effective January 6, 2016 (the “Appointment Date”), during the previously-announced medical leave of absence of J. Michael Pearson, Chairman and Chief Executive Officer of the Company.

Mr. Schiller will serve as Interim Chief Executive Officer under the terms of the Employment Letter for the two month period following the Appointment Date and will receive cash compensation equal to $400,000 per month for such period.  Mr. Schiller will continue to serve as a member of the Company’s Board of Directors (the “Board”), provided that he will not receive any cash retainers paid for service as a member of the Board and related committees while employed as Interim Chief Executive Officer of the Company.  Under the terms of the Employment Letter, Mr. Schiller is not entitled to participate in the Company’s annual incentive plan or receive additional grants under the Company’s long-term incentive plan (other than certain equity grants that he may be entitled to receive as a member of the Board).  Mr. Schiller is eligible to participate in the employee benefit plans and programs generally available to other members of the Company’s executive management team.

As previously disclosed, the Company entered into a consulting arrangement with Mr. Schiller commencing on his resignation, effective as of June 30, 2015, as Executive Vice President and Chief Financial Officer of the Company and ending on January 31, 2016.  The Company terminated the consulting arrangement with Mr. Schiller, effective as of the Appointment Date.  Additional details regarding the terms of Mr. Schiller's consulting arrangement can be found on the Company's Current Report on Form 8-K, dated July 17, 2015.

The foregoing summary of the Employment Letter does not purport to be complete and is qualified in its entirety by reference to the Employment Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Letter between Howard B. Schiller and Valeant Pharmaceuticals International, Inc., dated February 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Letter between Howard B. Schiller and Valeant Pharmaceuticals International, Inc., dated February 1, 2016

5